Exhibit 99.1
FOR IMMEDIATE RELEASE
ADAPTHEALTH CORP. ANNOUNCES FIRST QUARTER 2023 RESULTS
PLYMOUTH MEETING, Pa. – May 9, 2023 - AdaptHealth Corp. (NASDAQ: AHCO) (“AdaptHealth” or the “Company”), a national leader in providing patient-centered, healthcare-at-home solutions including home medical equipment, medical supplies, and related services, announced today financial results for the first quarter ended March 31, 2023.
First Quarter Results and Highlights
•Net revenue was $744.6 million compared to $706.2 million in the first quarter of 2022, an increase of 5.4%, including 17.6% growth in our Sleep categories.
•Non-acquired growth was 4.7%.
•Net income attributable to AdaptHealth Corp. was $15.7 million.
•Adjusted EBITDA was $134.0 million, compared to $137.6 million in the first quarter of 2022, a decrease of 2.7%.
•Cash flow from operations was $140.2 million in the first quarter of 2023, an increase from $66.5 million during the comparable period in 2022.
Management Commentary
Steve Griggs, Chief Executive Officer, commented, “We are very pleased with the performance of our Sleep business, which generated 17.6% of net revenue growth year-on-year. We have also seen a rebound in our Respiratory business as we have exited the pandemic. However, the strength in these businesses was partially offset by a decline in our Diabetes business, largely driven by the pump and supplies categories.

As we are seeing stabilization in the organization post-pandemic and post-Philips recall, we are taking the appropriate steps. As such, we have ratified a cost management program aimed at revamping our supply chain infrastructure, rationalizing our real estate footprint, and restructuring our operating model to pre-pandemic levels.

While the first quarter did not meet our expectations, we believe the initiatives are in place to meet our original full-year financial goals.”
Conference Call
Management will host a conference call at 8:30 am ET to discuss the results and business activities. Interested parties may participate in the call by dialing:
•(800) 245-3047 (Domestic) or
•(203) 518-9765 (International)
When prompted, reference Conference ID: AHCO1Q23
Webcast registration: https://tinyurl.com/AHCO1Q23
Following the live call, a replay will be available for six months on the Company's website, www.adapthealth.com under "Investor Relations."

About AdaptHealth Corp.
AdaptHealth is a national leader in providing patient-centered, healthcare-at-home solutions including home medical equipment (HME), medical supplies, and related services. The Company provides a full suite of medical products and solutions designed to help patients manage chronic conditions in the home, adapt to challenges in their activities of daily living, and thrive. Product and service offerings include (i) sleep therapy equipment, supplies, and related services (including CPAP and bi PAP services) to individuals suffering from obstructive sleep apnea, (ii) medical devices and supplies to patients for the treatment of diabetes (including continuous glucose monitors and insulin pumps), (iii) HME to patients discharged from acute care and other facilities, (iv) oxygen and related chronic therapy services in the home, and (v) other HME devices and supplies on behalf of chronically ill patients with wound care, urological, incontinence, ostomy and nutritional supply needs. The Company is proud to partner with an extensive and highly diversified network of referral sources, including acute care hospitals, sleep labs, pulmonologists, skilled nursing facilities, and clinics. AdaptHealth services beneficiaries of Medicare, Medicaid, and commercial insurance payors, reaching more than 3.9 million patients annually in all 50 states.
Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations and the Company’s acquisition pipeline. These statements are based on various assumptions and on the current expectations of AdaptHealth management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.
These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s customers’ preferences, prospects and the competitive conditions prevailing in the healthcare sector. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Use of Non-GAAP Financial Information and Financial Guidance
This release contains non-GAAP financial guidance, which is adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis. These non-GAAP items are adjusted after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of future operating results. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.
The Company uses EBITDA, Adjusted EBITDA and Free Cash Flow, which are financial measures that are not in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, to analyze its financial results and believes that they are useful to investors, as a supplement to U.S. GAAP measures.
The Company believes Adjusted EBITDA is useful to investors in evaluating the Company’s financial performance. The Company uses this metric as the profitability measure in its incentive compensation plans that have a profitability component and to evaluate acquisition opportunities, where it is most often used for purposes of contingent consideration arrangements.

EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity.
The Company uses free cash flow in its operational and financial decision-making and believes free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the Company's competitors and to measure the ability of companies to service their debt. The Company's presentation of free cash flow should not be construed as a measure of liquidity or discretionary cash available to the Company to fund its cash needs, including investing in the growth of its business and meeting its obligations.
There is no reliable or reasonably estimable comparable GAAP measure for the Company’s non-GAAP financial guidance because the Company is not able to reliably predict the impact of certain items, including equity-based compensation expense, transaction costs, changes in fair value of the warrant liability, and other non-recurring items of expense or income in full year 2023. As a result, reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is not available without unreasonable effort. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.
In addition, the Company’s non-GAAP financial guidance in this release excludes the impact of any potential additional future strategic acquisitions and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this press release.

ADAPTHEALTH CORP.
Condensed Consolidated Balance Sheets (Unaudited)

(in thousands)	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash	$101,401	$46,272
Accounts receivable	353,226	359,146
Inventory	136,018	127,754
Prepaid and other current assets	56,080	52,136
Total current assets	646,725	585,308
Equipment and other fixed assets, net	503,423	487,079
Operating lease right-of-use assets	123,023	129,506
Finance lease right-of-use assets	7,403	5,423
Goodwill	3,545,361	3,545,297
Identifiable intangible assets, net	152,774	162,773
Other assets	19,665	22,415
Deferred tax assets	285,064	281,786
Total Assets	$5,283,438	$5,219,587
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$401,346	$337,498
Current portion of long-term debt	40,000	35,000
Current portion of operating lease obligations	29,711	30,001
Current portion of finance lease obligations	2,248	2,211
Contract liabilities	32,409	31,641
Other liabilities	18,763	19,863
Total current liabilities	524,477	456,214
Long-term debt, less current portion	2,169,445	2,153,267
Operating lease obligations, less current portion	97,237	104,394
Finance lease obligations, less current portion	5,338	3,950
Other long-term liabilities	302,894	305,501
Warrant liability	16,589	38,503
Total Liabilities	3,115,980	3,061,829
Total Stockholders' Equity	2,167,458	2,157,758
Total Liabilities and Stockholders' Equity	$5,283,438	$5,219,587

ADAPTHEALTH CORP.
  Consolidated Statements of Operations (Unaudited)

	Three Months Ended
(in thousands, except per share data)	March 31,
	2023	2022
Net revenue	$744,626	$706,203
Costs and expenses:
Cost of net revenue	655,396	597,122
General and administrative expenses	47,521	41,444
Depreciation and amortization, excluding patient equipment depreciation	15,532	16,085
Total costs and expenses	718,449	654,651
Operating income	26,177	51,552
Interest expense, net	31,955	24,776
Change in fair value of warrant liability	(21,914)	(26,717)
Other loss, net	1,175	5,660
Income before income taxes	14,961	47,833
Income tax (benefit) expense	(1,714)	5,603
Net income	16,675	42,230
Income attributable to noncontrolling interests	968	480
Net income attributable to AdaptHealth Corp.	$15,707	$41,750

Weighted average common shares outstanding - basic	134,525	134,023
Weighted average common shares outstanding - diluted	135,976	138,483

Basic net income per share	$0.11	$0.29
Diluted net (loss) income per share	$(0.06)	$0.08

ADAPTHEALTH CORP.
Consolidated Statements of Cash Flows (Unaudited)

(in thousands)	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net income	$16,675	$42,230
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including patient equipment depreciation	93,813	77,030
Equity-based compensation	5,916	5,502
Change in fair value of warrant liability	(21,914)	(26,717)
Reduction in the carrying amount of operating lease right-of-use assets	8,486	7,484
Reduction in the carrying amount of finance lease right-of-use assets	427	—
Deferred income tax (benefit) expense	(2,327)	4,303
Change in fair value of interest rate swaps, net of reclassification adjustment	(579)	(726)
Amortization of deferred financing costs	1,309	1,309
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	5,920	(9,481)
Inventory	(8,149)	21,331
Prepaid and other assets	(4,503)	12,237
Operating lease obligations	(9,451)	(7,420)
Operating liabilities	54,625	(60,631)
Net cash provided by operating activities	140,248	66,451
Cash flows from investing activities:
Purchases of equipment and other fixed assets	(89,120)	(77,166)
Payments for business acquisitions, net of cash acquired	(447)	(2,932)
Net cash used in investing activities	(89,567)	(80,098)
Cash flows from financing activities:
Proceeds from borrowings on long-term debt	50,000	—
Repayments on long-term debt	(30,000)	(5,000)
Repayments of finance lease obligations	(981)	(8,156)
Payments for shares purchased under share repurchase program	(9,224)	—
Proceeds from the exercise of stock options	—	723
Proceeds received in connection with employee stock purchase plan	1,021	753
Payments relating to the Tax Receivable Agreement	(3,202)	—
Payments for tax withholdings from restricted stock vesting and stock option exercises	(2,492)	(1,269)
Payments of contingent consideration and deferred purchase price from acquisitions	(674)	(3,603)
Net cash provided by (used in) financing activities	4,448	(16,552)
Net increase (decrease) in cash	55,129	(30,199)
Cash at beginning of period	46,272	149,627
Cash at end of period	$101,401	$119,428

Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
This press release presents AdaptHealth’s EBITDA and Adjusted EBITDA for the three months ended March 31, 2023 and 2022.
AdaptHealth defines EBITDA as net income (loss) attributable to AdaptHealth Corp., plus net income (loss) attributable to noncontrolling interests, interest expense, net, income tax expense (benefit), and depreciation and amortization, including patient equipment depreciation.
AdaptHealth defines Adjusted EBITDA as EBITDA (as defined above), plus equity-based compensation expense, transaction costs, change in fair value of the warrant liability, and certain other non-recurring items of expense or income.
The following unaudited table presents the reconciliation of net income attributable to AdaptHealth Corp. to EBITDA and Adjusted EBITDA for the three months ended March 31, 2023 and 2022:

	Three months ended
(in thousands)	March 31,
	2023	2022
Net income attributable to AdaptHealth Corp.	$15,707	$41,750
Income attributable to noncontrolling interest	968	480
Interest expense, net	31,955	24,776
Income tax (benefit) expense	(1,714)	5,603
Depreciation and amortization, including patient equipment depreciation	93,813	77,030
EBITDA	140,729	149,639
Equity-based compensation expense (a)	5,916	5,502
Transaction costs (b)	192	3,108
Change in fair value of warrant liability (c)	(21,914)	(26,717)
Other non-recurring expense, net (d)	9,041	6,112
Adjusted EBITDA	$133,964	$137,644

(a)	Represents equity-based compensation expense for awards granted to employees and non-employee directors.
(b)	Represents transaction costs and expenses related to integration efforts related to acquisitions.
(c)	Represents a non-cash gain for the change in the estimated fair value of the warrant liability.
(d)
The 2023 period consists of $7.1 million of expenses associated with litigation, $1.2 million of consulting expenses associated with systems implementation activities, and $0.7 million of other non-recurring expenses. The 2022 period consists of a $4.5 million expense related to changes in AdapthHealth's estimated liability related to its Tax Receivable Agreement, $0.5 million of expenses associated with litigation, a $0.8 million loss related to the write-off of an investment, and $0.3 million of net other non-recurring expenses.

Free Cash Flow
This press release presents AdaptHealth’s Free Cash Flow for the three months ended March 31, 2023 and 2022.
AdaptHealth defines Free Cash Flow as net cash provided by operating activities less cash paid for purchases of equipment and other fixed assets.
The following unaudited table reconciles net cash provided by operating activities to the free cash flow measure for the three months ended March 31, 2023 and 2022:

	Three months ended
(in thousands)	March 31,
	2023	2022
Net cash provided by operating activities	$140,248	$66,451
Purchases of equipment and other fixed assets	(89,120)	(77,166)
Free cash flow	$51,128	$(10,715)

Contacts
AdaptHealth Corp.
Jason Clemens, CFA
Chief Financial Officer
Anton Hie
Vice President, Investor Relations
IR@adapthealth.com